Contingencies	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Contingencies

32. Contingencies[1]

The company has contingencies for which, in the opinion of management and its legal counsel, the risk of loss is possible but not probable and therefore no provisions have been recorded. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, negotiations between affected parties and governmental actions, and as a consequence AB InBev management cannot at this stage estimate the likely timing of resolution of these matters. The most significant contingencies are discussed below.

AMBEV TAX MATTERS

As of 31 December 2018, AB InBev’s material tax proceedings related to Ambev and its subsidiaries. Estimates of amounts of possible loss are as follows:

Million US dollar	31 December 2018	31 December 2017
Income tax and social contribution	9 773	9 600
Value-added and excise taxes	6 166	5 987
Other taxes	1 434	1 390

	17 373	16 977

The most significant tax proceedings of Ambev are discussed below.

INCOME TAX AND SOCIAL CONTRIBUTION

During 2005, certain subsidiaries of Ambev received assessments from the Brazilian Federal Tax Authorities relating to profits of its foreign subsidiaries. In December 2008, the Administrative Court rendered a partially favorable decision to Ambev, and in connection with the remaining part, Ambev filed an appeal to the Administrative Upper House, which was denied in full in March 2017. In September 2017, Ambev filed a judicial proceeding for this tax assessment and requested a motion of injunction, which was granted to Ambev. In 2013, 2016, 2017 and 2018 Ambev received other tax

[1]	Amounts have been converted to US dollar at the closing rate of the respective period.

assessments related to profits of its foreign subsidiaries. In July and September 2018, with respect to two tax assessments, the Administrative Upper House rendered unfavorable decisions to Ambev. In one such case, Ambev filled a judicial proceeding and requested a motion of injunction, which was granted to Ambev. In the other case, Ambev is analyzing possible appeals. In October 2018, the Lower Administrative Court rendered a partially favorable decision to Ambev in another of the ongoing tax assessments. Ambev is waiting to be formally notified of such decision to analyze possible appeals. As of 31 December 2018, Ambev management estimates the exposure of approximately 7.7 billion Brazilian real (2.0 billion US dollar) as a possible risk, and approximately 46m Brazilian real (12m US dollar) as a probable loss.

In December 2011, Ambev received a tax assessment related to the goodwill amortization resulting from the InBev Holding Brasil S.A. merger with Ambev. The final decision rendered by the Lower Administrative Court was partially favorable to Ambev. Subsequently, Ambev filed a judicial proceeding to discuss the unfavorable part and requested a motion of injunction, which was granted to Ambev. The favorable portion to Ambev, will be reexamined by the Administrative Upper House. In June 2016, Ambev received a new tax assessment charging the remaining value of the goodwill amortization and filed a defense. In March 2017, Ambev was notified of a partially favorable first level administrative decision and filed an appeal to the Lower Administrative Court. In May 2018, Ambev received a partially favorable decision at the Lower Administrative Court and is currently waiting to be notified of the decision to analyze possible appeals. Ambev management estimates possible losses in relation to these assessments to be approximately 9.3 billion Brazilian real (2.4 billion US dollar) as of 31 December 2018. In the event Ambev is required to pay these amounts, AB InBev will reimburse the amount proportional to the benefit received by AB InBev pursuant to the merger protocol, as well as the related costs.

In October 2013, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of Beverage Associates Holding Limited (“BAH”) into Ambev. The decision from the first level administrative Court was unfavorable to Ambev. After considering a motion to clarify by Ambev, the unfavorable decision was confirmed and Ambev filed an appeal to the Lower Administrative Court. In November 2018, Ambev received a partially favorable decision at the Lower Administrative Court and is currently waiting to be formally notified of the decision to analyze possible appeals. In April and August 2018, Ambev received new tax assessments charging the remaining value of the goodwill amortization and filed defenses, which are currently pending analysis by the first administrative level. Ambev management estimates the amount of possible losses in relation to this assessment to be approximately 2.1 billion Brazilian real (0.5 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

In November 2017, Ambev received a tax assessment related to the goodwill amortization resulting from the merger of CND Holdings into Ambev. Ambev filed a defense in December 2017. In November 2018, Ambev received an unfavorable decision from the first administrative level and filled an appeal to the Lower Administrative Court, which is currently pending. Ambev management estimates the amount of possible losses in relation to this assessment to be approximately 1.1 billion Brazilian real (0.3 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

Ambev and certain of its subsidiaries received a number of assessments from Brazilian federal tax authorities relating to the offset of tax loss carry forward arising in the context of business combinations. In February 2016, the Administrative Upper House ruled unfavorably to Ambev in two such cases. Ambev filed judicial proceedings to discuss the matter. In September 2016, Ambev received a favorable first level decision in one of the judicial claims. In March 2017, Ambev received an unfavorable first level decision in another case and filed an appeal to the judicial Court. Both cases are awaiting analysis by the judicial Court. Ambev management estimates the total exposures of possible loss in relation to these assessments to be approximately 0.5 billion Brazilian real (0.1 billion US dollar) as of 31 December 2018.

In December 2015 and 2016, Ambev received tax assessments related to the disallowance of alleged non-deductible expenses and the deduction of certain losses mainly associated to financial investments and loans. Ambev presented defenses, which are pending review by the first administrative level. Ambev management estimates the amount of possible loss in relation to those assessments to be approximately 4.6 billion Brazilian real (1.2 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection with these assessments.

Since 2014, Ambev has been receiving tax assessments from the Brazilian Federal Tax Authorities related to the disallowance of deductions associated with alleged unproven taxes paid abroad, for which the decision from the Administrative Upper House is still pending. In September 2017, Ambev decided to include part of those tax assessments in the Brazilian Federal Tax Regularization Program of the Provisional Measure No 783. In June 2018, Ambev was notified of a favorable first administrative level decision cancelling four of these assessments (offsets of 2015 and 2016). However, in August and September 2018, the Brazilian Federal Revenue Service issued new decisions reestablishing these assessments and issued new tax assessments related to these matters. As of 31 December 2018, Ambev management estimates the exposure of approximately 9.5 billion Brazilian real (2.5 billion US dollar) as a possible risk, and accordingly has not recorded a provision for such amount.

In April 2016, Arosuco (a subsidiary of Ambev) received a tax assessment regarding the use of the “presumed profit” method for the calculation of income tax and the social contribution on net profit instead of the “real profit” method. In September 2017, Arosuco received the unfavorable first level administrative decision and filed an appeal to the Lower Administrative Court. Arosuco management estimates the amount of possible losses in relation to this assessment to be approximately 0.6 billion Brazilian real (0.2 billion US dollar) as of 31 December 2018. Arosuco has not recorded any provision in connection therewith.

ICMS VALUE ADDED TAX, IPI EXCISE TAX AND TAXES ON NET SALES

In Brazil, goods manufactured within the Manaus Free Trade Zone intended for remittance elsewhere in Brazil are exempt from IPI excise tax. There is discussion on whether the acquisition of such benefited goods gives rise to the right of IPI excise tax credits by the relevant acquirers. Ambev’s subsidiaries have been registering IPI excise tax presumed credits upon the acquisition of exempted goods manufactured therein and are discussing the matter at the courts. Since 2009, Ambev has been receiving a number of tax assessments from the Brazilian Federal Tax Authorities relating to the disallowance of such presumed IPI excise tax credits and other IPI excise tax credits, which are under discussion before the Brazilian Supreme Court, with a trial expected to occur in April 2019. Ambev management estimates the possible loss related to these assessments to be approximately 3.8 billion Brazilian real (1.0 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

Over the years, Ambev has also received tax assessments from the Brazilian Federal Tax Authorities charging federal taxes allegedly unduly offset with the disallowed presumed IPI excise tax credits which are under discussion in the abovementioned proceedings. Ambev is challenging these charges before the courts. Ambev management estimates the possible loss related to these assessments to be approximately 1.1 billion Brazilian real (0.3 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

In 2014 and 2015, Ambev received tax assessments from the Brazilian Federal Tax Authorities to charge the IPI excise tax, supposedly due over remittances of manufactured goods to related factories. The cases are being challenged at both the administrative and judicial levels of the courts. Ambev management estimates the possible loss related to these assessments to be approximately 1.6 billion Brazilian real (0.4 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

Ambev is currently challenging tax assessments issued by the States of São Paulo, Rio de Janeiro, Minas Gerais and other States questioning the legality of ICMS tax credits arising from transactions with companies that have tax incentives. The cases are being challenged at both the administrative and judicial level of the courts. Ambev management estimates the possible losses related to these assessments to be approximately 2.1 billion Brazilian real (0.5 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

In 2013, 2014 and 2015, Ambev was assessed by the States of Pará, and Piauí to charge the ICMS supposedly due with respect to unconditional discounts granted by Ambev. The cases are being challenged at both the administrative and judicial level of the courts. Ambev management estimates the possible loss involved in these proceedings to be approximately 0.6 billion Brazilian real (0.2 billion US dollar) as of 31 December 2018. Ambev has not recorded any provision in connection therewith.

Over the years, Ambev has received tax assessments to charge supposed ICMS differences considered due when the price of the products sold by Ambev is above the fixed price table basis established by the relevant States, cases in which the State tax authorities understand that the calculation basis should be based on a value-added percentage over the actual prices and not the fixed table price. Ambev is currently challenging those charges before the courts. Among other similar cases, Ambev received three assessments issued by the State of Minas Gerais in the original amount of 1.4 billion Brazilian real (0.4 billion US dollar). In the first quarter of 2018, the Upper House of the Administrative Tax Court of the State of Minas Gerais ruled unfavorably to Ambev on these three cases. The State of Minas Gerais filed tax foreclosures to charge the amounts discussed in these three cases and Ambev filed defenses with the judicial courts. In 2017, Ambev received assessments from the State of Rio de Janeiro in the original amount of 0.9 billion Brazilian real (0.2 billion US dollar). Ambev presented appeals against such tax assessments and now awaits the decision by the Tax Administrative Court. Ambev management estimates the total possible loss related to this issue to be approximately 7.7 billion Brazilian real (2.0 billion US dollar) as of 31 December 2018. Ambev has recorded provisions in the total amount of 8m Brazilian real (2m US dollar) in relation to certain proceedings for which it considers the chances of loss to be probable due to specific procedural issues.

In 2015, Ambev received a tax assessment issued by the State of Pernambuco to charge ICMS differences due to an alleged non-compliance with the State tax incentive Agreement (“PRODEPE”) as a result of the rectification of its monthly reports. The State tax authorities understood that Ambev was not able to use the incentive due to this rectification. In 2017, Ambev had a final favorable decision in the sense that such assessment was null due to formal mistakes of the tax auditor. However, in September 2018, Ambev received a new tax assessment to discuss the same matter. There are other assessments related to this same tax incentive agreement. Ambev management estimates the possible losses related to this issue to be approximately 0.6 billion Brazilian real (0.2 billion US dollar) as of 31 December 2018. Ambev has recorded a provision in the total amount of 3m Brazilian real (1m US dollar) in relation to one proceeding it considers the chances of loss to be partially probable.

SOCIAL CONTRIBUTIONS

Ambev received some tax assessments issued by the Brazilian Federal Tax Authorities relating to amounts allegedly due under Integration Program / Social Security Financing Levy (PIS/COFINS) over bonus products granted to its customers. The cases are being challenged at both the administrative and judicial levels of the Courts. Ambev management estimates the possible loss related to these assessments to be approximately 4.0 billion Brazilian real (1.0 billion US dollar) as of 31 December 2018. No related provision has been made.

OTHER TAX MATTERS

In February 2015, the European Commission opened an in-depth state aid investigation into the Belgian excess profit ruling system. On 11 January 2016, the European Commission adopted a negative decision finding that the Belgian excess profit ruling system constitutes an aid scheme incompatible with the internal market and ordering Belgium to recover the incompatible aid from a number of aid beneficiaries. The Belgian authorities have contacted the companies that have benefitted from the system and have advised each company of the amount of incompatible aid that is potentially subject to recovery. The European Commission decision was appealed to the European Union’s General Court by Belgium on 22 March 2016 and by AB InBev on 12 July 2016. The appeals do not suspend the recovery process, and AB InBev cannot at this stage estimate the final outcome of such legal proceedings. Based on the estimated exposure related to the excess profit ruling applicable to AB InBev, the different elements referred to above, as well as the possibility that taxes paid abroad and non-recognized tax loss carryforwards could eventually partly or fully offset amounts subject to recovery, if any, AB InBev has not recorded any provisions in connection therewith as of 31 December 2018.

In addition, the Belgian tax authorities have also questioned the validity and the actual application of the excess profit ruling that was issued in favor of AB InBev and have refused the actual tax exemption which it confers. Against such decision AB InBev has filed a court claim before the Brussels court of first instance. Also in respect of this aspect of the excess profit ruling matter, considering the company’s and its counsel assessment, as well as the position taken by the tax authorities’ mediation services, in respect of the merits of the case, AB InBev has not recorded any provisions as of 31 December 2018.

On 24 January 2019, AB InBev deposited 68m EUR on a blocked account. Depending on the final outcome of the European Court procedures on the Belgian excess profit ruling system, as well as the pending Belgian court case, this amount will either be slightly modified, or released back to the company or paid over to the Belgian State.

On 14 February 2019, the European General Court concluded that the Belgian excess profit ruling system does not constitute illegal state aid. The European Commission can appeal the judgment of the General Court.

WARRANTS

Certain holders of warrants issued by Ambev in 1996 for exercise in 2003 proposed lawsuits to subscribe correspondent shares for an amount lower than Ambev considers as established upon the warrant issuance. In case Ambev loses the totality of these lawsuits, the issuance of 172,831,574 shares would be necessary. Ambev would receive in consideration funds that are materially lower than the current market value. This could result in a dilution of about 1% to all Ambev shareholders. Furthermore, the holders of these warrants are claiming that they should receive the dividends relative to these shares since 2003, approximately 0.9 billion Brazilian real (0.2 billion US dollar) in addition to legal fees. Ambev disputes these claims and intends to continue to vigorously defend its case. Five of the six lawsuits were ruled favorable to Ambev by the Superior Court of Justice (STJ). Two of them during the year of 2017. All of these five cases are pending final judgment by STJ’s Special Court. In November 2017, the Federal Public Prosecutor filled a motion favorable to Ambev’s position in one of the cases. Considering all of these facts, the company and its external counsels strongly believe that the chance of loss in these cases is remote.

ANTITRUST MATTERS

On 12 December 2014, a lawsuit was commenced in the Ontario Superior Court of Justice against the Liquor Control Board of Ontario, Brewers Retail Inc. (known as The Beer Store or “TBS”) and the owners of Brewers Retail Inc. (Molson Coors Canada, Sleeman Breweries Ltd. and Labatt Breweries of Canada LP). The lawsuit was brought in Canada pursuant to the Ontario Class Proceedings Act, and sought, among other things: (i) to obtain a declaration that the defendants conspired with each other to allocate markets for the supply of beer sold in Ontario since 1 June 2000; (ii) to obtain a declaration that Brewers Retail Inc. and the owners of Brewers Retail Inc. conspired to fix, increase and/or maintain prices charged to Ontario licensees (on-trade) for beer and the fees charged by TBS to other competitive brewers who wished to sell their products through TBS and (iii) damages for unjust enrichment. As part of this third allegation, the plaintiffs allege illegal trade practices by the owners of Brewers Retail Inc. They are seeking damages not exceeding 1.4 billion Canadian dollar (1.0 billion US dollar), as well as, punitive, exemplary and aggravated damages of 5m Canadian dollar (4m US dollar) and changes/repeals of the affected legislation. In March 2018, the court granted summary judgment and dismissed the class claims. The plaintiffs have appealed. The company has not recorded any provision in connection therewith.

In 2016, the European Commission announced an investigation into alleged abuse of a dominant position by AB InBev in Belgium through certain practices aimed at restricting trade from other European Union member states to Belgium. In connection with these ongoing proceedings, AB InBev made a provision of 230m US dollar.